                          U.S. Securities and Exchange Commission
                                   Washington, D.C. 20549

                                          Form 8-K

                                       Current Report
                             Pursuant to Section 13 or 15(d) of
                            the Securities Exchange Act of 1934

             Date of Report (date of earliest event reported): January 4, 2005

                           ELDORADO ARTESIAN SPRINGS, INC.
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               (Exact name of Registrant as specified in its charter)

               Colorado                       0-18235               84-0907853
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    (State or other jurisdiction of       (Commission File       (I.R.S. Employer
    incorporation or organization)            Number)          Identification No.)

                      1783 Dogwood Street Louisville, CO 80027
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                 (Address of principal executive offices; zip code)

                                   (303) 499-1316
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                (Registrant's telephone number, including area code)

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 (Former name, former address and former fiscal year, if changed since last report)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

    Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
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    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
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    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
    (17 CFR 240.14d-2(b))
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    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
    (17 CFR 240.13e-4(c))
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ITEM 1.01. Entry into a Material Definitive Agreement.

On January 4, 2005,  Eldorado Artesian  Springs,  Inc. entered into a Management
Consulting and Finders  Agreement with Capital Merchant Bank, LLC,  effective as of January 4, 2005. Under the terms of the Agreement,  Capital Merchant Bank has agreed to  provide  certain  consulting  services  to assist  Eldorado  Artesian
Springs, Inc. in its business development efforts.

Pursuant to the terms of the Agreement, Eldorado Artesian Springs, Inc. has made an initial payment of $25,000 to Capital Merchant Bank, and will be obligated to pay an additional $175,000 upon completion of a qualified financing. Thereafter,
Eldorado  Artesian  Springs,  Inc. will be obligated to pay to Capital  Merchant
Bank a fee of $200,000  every six months,  unless the Agreement is terminated by either party.  Termination of the Agreement  requires 60 days' written notice to the party not terminating the Agreement.

As required by the Agreement,  on January 4, 2005,  Eldorado  Artesian  Springs,
Inc.  issued to Capital  Merchant  Bank a Warrant to  purchase  up to  1,000,000 shares of Eldorado  Artesian  common  stock for an  exercise  price of $3.00 per share. The warrant is immediately exercisable for up to 350,000 shares, and will become  exercisable  for up to an additional  350,000 shares upon  completion by
Eldorado  Artesian of a qualified  financing,  and up to an  additional  300,000 shares upon the six month  anniversary of such qualified  financing,  unless the
Agreement  is sooner  terminated.  The Warrant may be  exercised,  to the extent exercisable from time to time, via a "cashless exercise" procedure,  whereby the holder of the Warrant may  surrender a portion of the Warrant  shares in payment of the exercise price of the Warrant. The Warrant expires on January 4, 2008.

ITEM 3.02. Unregistered Sales of Equity Securities.

The information included in Item 1.01 above is incorporated herein by reference.
Issuance of the Warrant to Capital  Merchant  Bank was exempt from  registration under Regulation D under the Securities Act of 1933 and Rule 506 thereunder.

ITEM 9.01. Financial Statements and Exhibits.

(c)  Exhibits

     10.1 Management  Consulting and Finders  Agreement,  dated as of January 4,
          2005,  by and between  Eldorado  Artesian  Springs,  Inc.  and Capital
          Merchant Bank, LLC.

     10.2 Warrant

                                         SIGNATURES

Pursuant to the  requirements  of the  Securities  and Exchange Act of 1934, the
Registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned thereunto duly authorized.

                                         Eldorado Artesian Springs, Inc.
Date: January 10, 2005                   By: /s/ Doug Larson
                                             ---------------
                                             Doug Larson
                                             Chief Executive Officer

                                       Exhibit Index

     10.1 Management  Consulting and Finders  Agreement,  dated as of January 4,
          2005,  by and between  Eldorado  Artesian  Springs,  Inc.  and Capital
          Merchant Bank, LLC.

     10.2 Warrant